GOLDMAN SACHS TRUST
Class A, Class C, Institutional, Service,
Investor, Class R, Class R6 and Class P Shares of the
Goldman Sachs Satellite Strategies Portfolio
(the “Portfolio”)
Supplement dated December 15, 2023 to the
Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),
each dated April 28, 2023, each as supplemented to date
At a meeting held on December 12‑13, 2023, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate the Goldman Sachs Satellite Strategies Portfolio (the “Portfolio”), a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Portfolio and its shareholders to liquidate the Portfolio. The Portfolio will be liquidated on or about February 13, 2024 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.
Suspension of Sales. Shares of the Portfolio will no longer be available for purchase as of the close of business on January 16, 2024, except that existing shareholders of the Portfolio may continue to purchase shares of the Portfolio until February 9, 2024. To the extent there are any dividend or distribution payments made prior to the Liquidation Date with respect to the Portfolio, they will continue to be paid either in cash, in additional shares of the Portfolio, or in shares of other Goldman Sachs Funds, depending on each shareholder’s current election, as disclosed in the Prospectuses.
Liquidation of Assets. The Portfolio may depart from its stated investment objective and policies as it prepares to liquidate and distribute its assets to its shareholders. It is anticipated that the Portfolio’s portfolio will be positioned into cash, cash equivalents or other liquid assets on or prior to the Liquidation Date. In connection with the liquidation, all outstanding shares of the Portfolio on the Liquidation Date will be automatically redeemed by the Portfolio. Each shareholder of record of the Portfolio on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Portfolio’s net assets plus accrued and unpaid earnings of the Portfolio at the time of liquidation. The liquidation of the Portfolio’s portfolio will result in increased transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher capital gains for taxable shareholders. Shareholders should contact their tax advisers concerning the tax consequences of the liquidation.
Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Portfolio and receive the net asset value thereof in cash or in‑kind, as provided in the Prospectuses. Shareholders may also exchange their shares for shares of the same class of another Goldman Sachs Fund at net asset value without imposition of an initial sales charge or a contingent deferred sales charge. Redemption of shares by current shareholders between December 15, 2023 and the Liquidation Date will not be subject to any applicable contingent deferred sales charge.
Certain shareholders may redeem all or a portion of their shares of the Portfolio before the Liquidation Date, and as a result the Portfolio and its remaining shareholders may experience adverse effects. These shareholder redemptions may also negatively impact the Portfolio’s net asset value per share.
This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

SATSTRATFNDSTK12‑23